U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 27, 2016
ADVANCED EMISSIONS SOLUTIONS, INC.
(Name of registrant as specified in its charter)

Delaware	000-54992	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9135 South Ridgeline Boulevard, Suite 200, Highlands Ranch CO,	80129
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 598-3500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)
On May 27, 2016, the Board of Directors (the “Board”) of Advanced Emissions Solutions, Inc. (“ADES”) confirmed that the engagement of A. Bradley Gabbard as ADES’ Chief Financial Officer will conclude at the end of his one-year term on June 12, 2016. Mr. Gabbard will continue to serve ADES as a director and is included as a director nominee for re-election at the upcoming ADES Annual Meeting of Stockholders scheduled for June 22, 2016.

Christine B. Amrhein and ADES agreed on May 27, 2016 that Ms. Amrhein will step down as General Counsel and Secretary of ADES effective August 1, 2016. The Board approved the elimination of the General Counsel position and appointment of Greg Marken, ADES’ current Director of SEC Reporting and Technical Accounting, as Secretary effective upon Ms. Amrhein’s departure. Ms. Amrhein will focus her efforts on transitioning her current legal responsibilities to Ted Sanders, current Corporate Counsel of ADES, and others during the period between now and August 1, 2016.

(c)
On May 27, 2016, the Board approved the creation of the Chief Accounting Officer position and appointment of Mr. Marken to such position effective June 12, 2016. Mr. Marken will assume Mr. Gabbard’s accounting responsibilities. Mr. Gabbard’s other principal financial officer responsibilities will be assumed by L. Heath Sampson, ADES’ President and Chief Executive Officer. The position of Chief Financial Officer will be eliminated as of June 12, 2016.

Mr. Marken, 34, has served as ADES’ Director of SEC Reporting and Technical Accounting since January 2015, responsible for all aspects of ADES’ U.S. Securities and Exchange Commission (“SEC”) reporting, technical accounting matters and various other accounting tasks. He led ADES’ efforts to restate prior financial statements and bring ADES current with SEC reporting obligations. Prior to ADES, Mr. Marken held various positions, including Senior Manager, Assurance Services, at Ernst & Young, LLP from 2005 through 2015. He received his BBA in Accounting and MS in Finance from Texas A&M University. Mr. Marken is a CPA.

The Board also approved the promotion of Ronald Hanson to Senior Vice President Operations of ADA-ES, Inc. (“ADA”), a wholly-owned subsidiary of ADES, effective June 12, 2016.

Prior to his promotion, Mr. Hanson, 45, served ADA as the Vice President of Operations and Delivery, leading teams of Project Managers, Engineers, Designers, Procurement and Material Logistics to deliver ADA’s wide range of advanced solutions for the coal fired power industry. He has more than 22 years of experience in the industry including previous roles at ADA beginning in April 2011. While at ADA, he also designed and built a patented (US 9,017,452 B2) dense phase carbon injection system for mercury control in a baghouse/dry scrubber system for coal fired power plants. Prior to ADA, Mr. Hanson held engineering and management roles over the span of 17 years at Dynamic Air in St. Paul, MN, which specializes in material handling solutions for process and manufacturing industries. Mr. Hanson earned his Bachelor of Science degree in Mechanical Engineering from North Dakota State University in 1994.

Messrs. Hanson and Mr. Marken were also designated as officers of ADES for purposes of Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Neither Mr. Hanson nor Mr. Marken have any family relationship with any director or executive officer of ADES nor are either of them a party to a related party transaction under Item 404(a) of Regulation S-K promulgated under the Exchange Act.

(e)
ADES will offer Mr. Marken and ADA will offer Mr. Hanson Riders to their respective employment agreements, which are typically entered into with new executive officers and are discussed in further detail in ADES’ Proxy Statement filed with the SEC on April 29, 2016. The Riders for Messrs. Hanson and Marken are substantially similar to the Rider entered into between ADES and Mr. Sampson on file with the SEC as Exhibit 10.66 to the Current Report on Form 8-K filed on September 2, 2014, which is hereby incorporated by reference (the “Form Rider”) except that their Riders (i) allow for a 7.5 month period of severance payments and compliance with certain restrictive covenants, including a non-compete, under certain circumstances in place of the twelve month period contemplated in the Form Rider and (ii), if employment is terminated as part of a Reduction in Force program, provide for the vesting of all restricted stock, a pro-rata amount of any 2016 short-term incentive plan if employment is terminated prior to December 31, 2016 and the greater of 7.5 months of severance payments or the separation package being offered to individuals at Mr. Hanson’s or Mr. Marken’s respective job level. The foregoing description of the Riders for Messrs. Hanson and Marken is only a summary, and we refer you to the full text of the Form Rider.

Item 7.01	Regulation FD Disclosure.

A copy of the press release related to the disclosures under Item 5.02 of this report is furnished as Exhibit 99.1 to this report. The information furnished pursuant to this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. This report and the attached press release contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, which provides a “safe harbor” for such statements in certain circumstances. The forward-looking statements include statements or expectations regarding changes to our leadership and the timing thereof, Mr. Gabbard’s continued role as a director of the Company, Ms. Amrhein’s efforts during her transition period, entry into Riders to Messrs. Hanson’s and Marken’s employment agreements and related matters. These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to regulatory, economic or market conditions that may impact the strategic plans and business transformation of the Company, changes in leadership or key personnel and other factors discussed in greater detail in our filings with the SEC. You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated June 1, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 1, 2016

Advanced Emissions Solutions, Inc.
Registrant

/s/ L. Heath Sampson
L. Heath Sampson
President, Chief Executive Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 1, 2016

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